UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2009
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On August 27, 2009, Lakes Entertainment, Inc. announced that on August 25, 2009, the Kansas Lottery Commission approved the management contract for Chisholm Creek Casino Resort, LLC. The management contract will now be forwarded by the Kansas Lottery Commission to the Lottery Gaming Review Board for its ultimate decision of awarding the Lottery Gaming Facility Management Contract, the decision of which is expected to be made within the next 60 days. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 7.01 by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d)       Exhibits
     99.1      Lakes Entertainment, Inc. Press Release dated August 27, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: September 1, 2009	/s/ Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Lakes Entertainment, Inc. Press Release dated August 27, 2009